                                                                   Exhibit 10.18




                                             FOURTH AMENDMENT (this "Amendment")
                                    dated as of February 9, 2001 to the Credit
                                    Agreement dated as of January 21, 1998 (as previously amended, the "Credit Agreement"), among FISHER SCIENTIFIC INTERNATIONAL INC. (the "Company"), certain Subsidiaries of the Company, the lenders from time to time party thereto (the "Banks"), THE CHASE MANHATTAN BANK, as Administrative Agent, THE CHASE MANHATTAN BANK OF CANADA, as Canadian Administrative Agent, CHASE MANHATTAN INTERNATIONAL LIMITED, as U. K. Administrative Agent, MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent and DLJ CAPITAL FUNDING, INC. as Documentation Agent.

         A. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         B. Pursuant to the Credit Agreement, the Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

         C. The Company has requested that the Banks amend the Credit Agreement.

         D. The Required Banks are willing to agree to such amendment subject to the terms and conditions set forth herein.

         Accordingly, the parties hereto agree as follows:

         SECTION 1. AMENDMENT. (a) Section 8.12 of the Credit Agreement is amended by replacing the portion of the table included therein beginning with (and including) the text "FQE1 2001" and ending with (and including) the text "4.00:1.00" with the following text:

FQE1 2001                                        5.50:1.00
FQE2 2001                                        5.50:1.00
FQE3 2001                                        5.50:1.00
FYE  2001                                        5.50:1.00
FQE1 2002                                        5.00:1.00
FQE2 2002                                        5.00:1.00
FQE3 2002                                        5.00:1.00
FYE  2002                                        5.00:1.00
FQE1 2003                                        4.50:1.00
FQE2 2003                                        4.50:1.00
FQE3 2003                                        4.50:1.00
FYE  2003                                        4.50:1.00
FQE1 2004   and the last day of any              4.00:1.00
fiscal quarter thereafter


         (b) The definition of the term "Consolidated EBIT" in Section 10 of the Credit Agreement is amended by:

         (i) deleting the word "and" at the end of clause (v) thereof;

         (ii) inserting the following text immediately after clause (vi) thereof:

         "and (vii) for all purposes of this Agreement other than calculating the Leverage Ratio for purposes of (A) Section 3.01 and (B) determining the Applicable Rate, without giving effect to nonrecurring cash charges incurred after February 9, 2001 (in addition to those referred to in clauses (ii) and (v) above) in an aggregate amount not to exceed $40,000,000 (for all periods combined)"; and

         (iii) adding the following text at the end of such definition:

         "Solely for the purpose of calculating Consolidated EBIT for any Test Period when determining compliance with Section 8.12, (i) if at any time since the commencement of such Test Period the Company or any Subsidiary shall have made any Material Disposition, Consolidated EBIT for such Test Period shall be calculated after giving PRO FORMA effect thereto as if such Material Disposition occurred on the first day of such Test Period and (ii) if at any time since the commencement of such Test Period the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBIT for such Test Period shall be calculated after giving PRO FORMA effect thereto as if such Material Acquisition occurred on the first day of such Test Period. As used in this definition, "Material Acquisition" means any acquisition of property or series of related acquisitions of property that (x) involves consideration by the Company and its subsidiaries in excess of $5,000,000 and (y) is a Permitted Acquisition; and "Material Disposition" means any disposition of property or series of related dispositions of property that (x) yields consideration to the Company or any of its subsidiaries in excess of $5,000,000 and (y) is permitted under Section 8.02 hereof. Each certificate delivered pursuant to Section 7.01(c) shall include in the calculations of the Leverage Ratio set forth in such certificate a reasonably detailed calculation of all PRO FORMA adjustments made for purposes of calculating Consolidated EBIT to give effect to Material Acquisitions and Material Dispositions."

         SECTION 2. REPRESENTATIONS AND Warranties. Each of the Borrowers hereby represents and warrants to each Bank, on and as of the date hereof, that:

         (a) This Amendment has been duly authorized, executed and delivered by each Borrower, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (b) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof.

         (c) After giving effect to this Amendment, no Default has occurred and is continuing.

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") that each of the following conditions is met:

         (a) The Administrative Agent shall have received counterparts hereof signed by each Borrower and the Required Banks.

         (b) Each Bank that executes this Amendment at or prior to noon, New York time, on February 9, 2001, shall have received an Amendment Fee equal to 0.125% of the aggregate amount of such Bank's Loans and outstanding Commitments under the Credit Agreement.

         (c) The Administrative Agent shall have received interest, fees and other amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date including, to the extent invoiced, all reasonable out of pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees of Cravath, Swaine & Moore, counsel for the Administrative Agent).

         SECTION 4. EXPENSES. The Company acknowledges that Section 12.01 of the Credit Agreement applies to this Amendment and hereby agrees to pay all out-of-pocket expenses reasonably incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.

         SECTION 5. MISCELLANEOUS. (a) This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         (b) Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         (c) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         (d) Each reference to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and to whose benefit the provisions of this Amendment shall inure.

         (e) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

         (f) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.



                                    FISHER SCIENTIFIC
                                    INTERNATIONAL INC.,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title:  General Counsel


                                    FISHER SCIENTIFIC U.K., LIMITED,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel


                                    FISHER SCIENTIFIC LIMITED,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel


                                    ACROS ORGANICS N.V.,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel

                                    FISHER SCIENTIFIC S.A.,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel


                                    FISHER SCIENTIFIC GmbH,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel


                                    FISHER SCIENTIFIC KOREA LTD.,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel


                                    FISHER SCIENTIFIC B.V.,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel


                                    CASA ROCAS S.A. DE C.V.,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel


                                    FISHER GENETICS ASIA  Pte Ltd.,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel


                                    FISHER SCIENTIFIC Pte Ltd.,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel

                                    WINIGER AG,

                                    By: /s/ Todd Duchene
                                        ----------------------------------
                                        Name: Todd Duchene
                                        Title: General Counsel

                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and as a
                                    Bank,

                                    By: /s/ Stacey Haimes
                                        ----------------------------------
                                        Name: Stacey Haimes
                                        Title: Vice President


                                    MERRILL LYNCH CAPITAL
                                    CORPORATION, as Syndication
                                    Agent and as a Bank,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    DLJ CAPITAL FUNDING, INC., as
                                    Documentation Agent and as a
                                    Bank,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    ABN AMRO BANK N.V.,

                                    By: /s/ Richard Dacosta
                                        ----------------------------------
                                        Name:  Richard DaCosta
                                        Title: Group Vice President

                                    By: /s/ David A. Carroll
                                        ----------------------------------
                                        Name:  David A.  Carroll
                                        Title: Assistant Vice
                                               President

                                    ALLIANCE CAPITAL FUNDING,
                                    L.L.C,

                                    By: /s/ Joel Serebransky
                                        ----------------------------------
                                        Name:  Joel Serebransky
                                        Title: Senior Vice
                                               President

                                    ALLIANCE INVESTMENTS LIMITED

                                    By: /s/ Joel Serebransky
                                        ----------------------------------
                                        Name: Joel Serebransky
                                        Title: Senior Vice
                                               President

                                    ARCHIMEDES FUNDING II, LTD.,
                                    By:    ING Capital Advisors
                                           LLC, as Collateral Manager

                                    By: /s/ Jonathan S. David
                                        ----------------------------------
                                        Name: Jonathan S. David
                                        Title: Vice President

                                    BANKBOSTON, N.A.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    BANK OF AMERICA, N.A.,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    THE BANK OF NOVA SCOTIA,

                                    By: /s/ T.M. Pitcher
                                        ----------------------------------
                                        Name:  T.M. Pitcher
                                        Title: Authorized Signatory

                                    BANK OF TOKYO-MITSUBISHI TRUST CO.,

                                    By: /s/ Chris Broussiotis
                                        ----------------------------------
                                        Name: Chris Broussiotis
                                        Title: Vice President

                                    BANK ONE, N.A.
                                        (Main Office: Chicago),

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:


                                    BNP PARIBAS,
                                    as Co-Agent,

                                    By: /s/ Stephanie Rogers
                                        ----------------------------------
                                        Name: Stephanie Rogers
                                        Title: Vice President

                                    By: /s/ Duane P. Hekowski
                                        ----------------------------------
                                        Name: Duane P. Hekowski
                                        Title: Director

                                    BHF (USA) CAPITAL CORPORATION,

                                    By: /s/ Hans J. Schotz
                                        ----------------------------------
                                        Name: Hans J. Schotz
                                        Title: Vice President

                                    By: /s/ John J. D'Angelo
                                        ----------------------------------
                                        Name: John J. D'Angelo
                                        Title: Vice President
                                               Asset Management

                                    BALANCED HIGH YIELD FUND I
                                    LTD.,

                                    By:    BHF (USA) Capital
                                           Corporation
                                           as Attorney-in-Fact

                                    By: /s/ Hans J. Schotz
                                        ----------------------------------
                                        Name: Hans J. Schotz
                                        Title: Vice President

                                    By: /s/ John J. D'Angelo
                                        ----------------------------------
                                        Name: John J. D'Angelo
                                        Title: Vice President

                                    BALANCED HIGH YIELD FUND II
                                    LTD.,

                                    By:    (USA) Capital Corporation

                                    By: /s/ Hans J. Schotz
                                        ----------------------------------
                                        Name: Hans J. Schotz
                                        Title:  Vice President

                                    By: /s/ John J. D'Angelo
                                        ----------------------------------
                                        Name: John J. D'Angelo
                                        Title: Vice President
                                               Asset Management

                                    BANKERS TRUST COMPANY,

                                    By: /s/ Scottye D. Lindsey
                                        ----------------------------------
                                        Name: Scottye D. Lindsey
                                        Title: Vice President

                                    CAPTIVA III FINANCE, LTD.,
                                    as advised by Pacific
                                    Investment Management
                                    Company LLC

                                    By: /s/ David Dyer
                                        ----------------------------------
                                        Name: David Dyer
                                        Title: Director

                                    CHASE SECURITIES INC., as
                                    Agent for THE CHASE MANHATTAN
                                    BANK,

                                    By: /s/ J. Matthew Lyness
                                        ----------------------------------
                                        Name: J. Matthew Lyness
                                        Title: Managing Director

                                    CIBC, INC.,
                                    BY:    CIBC World Markets
                                           Corp.,
                                           as Agent,

                                    By: /s/ Stephanie E. DeVane
                                        ----------------------------------
                                        Name: Stephanie E. DeVane
                                        Title: Executive Director

                                    CITY NATIONAL BANK,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    CONTINENTAL ASSURANCE
                                    COMPANY,

                                    By: /s/ Mark L. Gold
                                        ----------------------------------
                                        Name: Mark L. Gold
                                        Title: Managing Director

                                    CREDIT INDUSTRIEL ET
                                    COMMERCIAL,

                                    By: /s/ Anthony Rock
                                        ----------------------------------
                                        Name: Anthony Rock
                                        Title: Vice President

                                    By: /s/ Marcus Edward
                                        ----------------------------------
                                        Name: Marcus Edward
                                        Title: Vice President

                                    CREDIT SUISSE FIRST BOSTON,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    THE DAI-ICHI KANGYO BANK,
                                    LIMITED,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    ELC (CAYMAN) LTD.,

                                    By: /s/ Joseph H. Towell
                                        ----------------------------------
                                        Name: Joseph H. Towell
                                        Title: Senior Vice
                                               President

                                    EATON VANCE INSTITUTIONAL
                                    SENIOR LOAN FUND,
                                    By:    Eaton Vance Management
                                           as Investment Advisor

                                    By: /s/ Payson F. Swaffield
                                        ----------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President

                                    EATON VANCE SENIOR INCOME
                                    TRUST,

                                    By:    Eaton Vance Management
                                           as Investment Advisor,

                                        By: /s/ Payson F. Swaffield
                                        ----------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President

                                    ERSTE BANK,

                                    By: /s/ Rima Terradista
                                        ----------------------------------
                                        Name: Rima Terradista
                                        Title: Vice President

                                    By: /s/ John S. Runnion
                                        ----------------------------------
                                        Name: John S. Runnion
                                        Title: Managing Director

                                    FIRSTRUST BANK,

                                    By: /s/ Kent D. Nelson
                                        ----------------------------------
                                        Name: Kent D. Nelson
                                        Title: Vive President and
                                               Manager

                                    FLEET NATIONAL BANK,

                                    By: /s/ Christopher J. Wickles
                                        ----------------------------------
                                        Name: Christopher J. Wickles
                                        Title: Vice President

                                    Franklin CLO I, Limited

                                    By: /s/ Chauncey Lufkin
                                        ----------------------------------
                                        Name: Chauncey Lufkin
                                        Title: Vice President

                                    FRANKLIN FLOATING RATE TRUST,

                                    By: /s/ Chauncey Lufkin
                                        ----------------------------------
                                        Name: Chauncey Lufkin
                                        Title: Vice President

                                    GALAXY CLO 1999-1, LTD.,

                                    By:    SAI Investment Advisor,
                                           Inc.,
                                           as its Collateral Manager

                                    By: /s/ Thomas G. Brandt
                                        ----------------------------------
                                        Name: Thomas G. Brandt
                                        Title: Authorized Agent

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION.,

                                    By: /s/ Gregory Hong
                                        ----------------------------------
                                        Name: Gregory Hong
                                        Title: Duly Authorized
                                               Signatory

                                    GRAYSON & CO.,

                                    By: /s/ Payson F. Swaffield
                                        ----------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President

                                    HSBC BANK USA,

                                    By: /s/ Thomas J. Crowley
                                        ----------------------------------
                                        Name: Thomas J. Crowley
                                        Title: Vice President

                                    INDOSUEZ CAPITAL FUNDING IV,
                                    L.P.,

                                    By: /s/ Melissa Marano
                                        ----------------------------------
                                        Name: Melissa Marano
                                        Title: Vice President

                                    THE INDUSTRIAL BANK OF JAPAN
                                    LIMITED,

                                    By: /s/ J. Kenneth Biegen
                                        ----------------------------------
                                        Name: J. Kenneth Biegen
                                        Title: Senior Vice
                                               President

                                    PPM AMERICA,INC., as attorney
                                    in fact, on behalf of
                                    JACKSON NATIONAL LIFE
                                    INSURANCE CO.,

                                    By: /s/ John Walding
                                        ----------------------------------
                                        Name: John Walding
                                        Title: Managing Director

                                    KZH CNC LLC,

                                    By: /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent

                                    KZH CRESCENT LLC,

                                    By: /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent

                                    KZH CRESCENT-2 LLC,

                                    By: /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent

                                    KZH CYPRESSTREE-1 LLC,

                                    By: /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent

                                    KZH LANGDALE LLC,

                                    By: /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent

                                    KZH ING-2 LLC,

                                    By: /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name: Kimberly Rowe
                                        Title: Authorized Agent

                                    MELLON BANK, N.A.,

                                    By: /s/ Alexandra M. Dulchinos
                                        ----------------------------------
                                        Name: Alexandra M. Dulchinos
                                        Title: Vice President

                                    MERRILL LYNCH CAPITAL CORPORATION,

                                    By: /s/ PAUL FOX
                                        ----------------------------------
                                        Name: Paul Fox
                                        Title: Vice President

                                    MITSUBISHI TRUST & BANKING CORP.,

                                    By:  /s/ Toshihiro Hayashi
                                        ----------------------------------
                                        Name: Toshihiro Hayashi
                                        Title: Senior Vice
                                               President

                                    ML CLO XV PILGRIM AMER (CAYMAN) LTD.,

                                    By:    Pilgrim Investments,
                                           Inc. as its Investment
                                           Manager,

                                    By: /s/ Mark F. Haak
                                        ----------------------------------
                                        Name: Mark F. Haak
                                        Title: Assistant Vice
                                               President

                                    NATEXIS BANQUE POPULAIRES,

                                    By: /s/ Gary Kania
                                        ----------------------------------
                                        Name: Gary Kania
                                        Title: Vice President

                                    By: /s/ Jordan Levy
                                        ----------------------------------
                                        Name: Jordan Levy
                                        Title: Associate

                                    NEW YORK LIFE INSURANCE
                                    COMPANY,

                                    By: /s/ David Melka
                                        ----------------------------------
                                        Name: David Melka
                                        Title: Second Vice
                                               President

                                    NEW YORK LIFE INSURANCE
                                    AND ANNUITY CORPORATION,

                                    By:    New York Life Insurance
                                           Management, LLC,
                                           as Investment Manager

                                    By: /s/ F. David Melka
                                        ----------------------------------
                                        Name: F. David Melka
                                        Title: F. David Melka

                                    OXFORD STRATEGIC INCOME FUND,

                                    By: /s/ Payson F. Swaffield
                                        ----------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President

                                    PILGRIM AMER. HIGH INCOME
                                    INVEST. LTD.,

                                    By: /s/ Mark F. Haak
                                        ----------------------------------
                                        Name: Mark F. Haak
                                        Title: Assistant Vice
                                               President

                                    PILGRIM CLO 1999-1 LTD.,

                                    By: /s/ Mark F. Haak
                                        ----------------------------------
                                        Name: Mark F. Haak
                                        Title: Assistant Vice
                                               President

                                    SENIOR DEBT PORTFOLIO,

                                    By: /s/ Payson F. Swaffield
                                        ----------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President

                                    SEQUILS I, LTD.,

                                    By: /s/ Mark Gold
                                        ----------------------------------
                                        Name: Mark Gold
                                        Title: Managing Director

                                    THE SUMITOMO BANK, LIMITED
                                    NEW YORK BRANCH,

                                    By: /s/ Suresh S. Tata
                                        ----------------------------------
                                        Name: Suresh S. Tata
                                        Title: Senior Vice
                                               President

                                    VAN KAMPEN CLO I, LIMITED,

                                    By: /s/ Douglas L. Winchell
                                        ----------------------------------
                                        Name: Douglas L. Winchell
                                        Title: Vice President

                                    VAN KAMPEN PRIME RATE INCOME
                                    TRUST,

                                    By: /s/ Douglas L. Winchell
                                        ----------------------------------
                                        Name: Douglas L. Winchell
                                        Title: Vice President

                                    WINGED FOOT FUNDING TRUST,

                                    By: /s/ Ann E. Morris
                                        ----------------------------------
                                        Name: Ann E. Morris
                                        Title: Authorized Agent

                                    TORONTO DOMINION BANK,

                                    By:
                                        ----------------------------------
                                        Name:
                                        Title:

                                    THE CHASE MANHATTAN BANK OF
                                    CANADA,

                                    By: /s/ Christine Chan
                                        ----------------------------------
                                        Name: Christine Chan
                                        Title: Vice President

                                    By: /s/ Drew Mcdonald
                                        ----------------------------------
                                        Name: Drew McDonald
                                        Title: Vice President